UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 7, 2004


                               Immunomedics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                  000-12104             61-1009366
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


300 American Road, Morris Plains, New Jersey                   07950
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:           (973) 605-8200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure  of  Directors  or  Principal   Officers;   Election  of
            Directors; Appointment of Principal Officers.

            (d) On October 12, 2004, Immunomedics, Inc. (the "Company") issued a press release announcing that Brian A. Markison has been appointed to the Company's Board of Directors. Mr. Markison was appointed by the Board of Directors on October 7, 2004, and was named as a member of the Company's Governance and Nominating Committee and Research and Development Committee. Mr. Markison will stand for election together with the Company's other directors at the Company's 2004 annual meeting of stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            (c) Exhibits:

                  99.1  Press Release, dated October 12, 2004

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 13, 2004                IMMUNOMEDICS, INC.



                                       By:       /s/ Gerard G. Gorman
                                          --------------------------------------
                                          Name:  Gerard G. Gorman
                                          Title: Vice President, Finance, and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NUMBER                                     DESCRIPTION
    --------------                                     -----------

         99.1                              Press Release, dated October 12, 2004